Filed pursuant to Rule 497(a)(1)
File No. 333-175655
Rule 482 AD

GSV Announces Pricing of Follow-on Offering

Woodside, CA – September 27, 2011 – GSV Capital Corp. (Nasdaq CM: GSVC) today announced that it has priced a follow-on offering of 1,900,000 shares of its common stock at $14.15 per share. The underwriters have been granted a 30-day option to purchase up to an additional 285,000 shares of common stock.

Citigroup Global Markets Inc. is acting as sole book-running manager for the offering. Lazard Capital Markets, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMEX:LTS), and Janney Montgomery Scott are acting as co-managers.

A registration statement (including a preliminary prospectus) relating to these securities has been declared effective by the Securities and Exchange Commission on September 26, 2011. The offering and sale of these securities will be made solely by means of a written prospectus forming part of the effective registration statement, copies of which may be obtained when available by mail from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th floor, Brooklyn, NY 11220, by phone at (800) 831-9146 or by email at batprospectusdept@citigroup.com.  Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing.  The prospectus, dated September 26, 2011, which is filed with the Securities and Exchange Commission, contains this and other information about the Company.  Investors should read the prospectus carefully before investing.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About GSV Capital Corp.

GSV Capital Corp. (NASDAQ: GSVC) is a publicly traded investment fund that seeks to invest primarily in high growth, venture backed private companies. GSV Capital is structured as a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. GSV Capital is headquartered in Woodside, CA.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein.

GSV Contacts:

Investors:
Alex Wellins
(415) 217-5861
alex@blueshirtgroup.com

Media:
Kim Hughes
(415) 516-6187
kim@blueshirtgroup.com